================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A

         The original 8-K has been amended by this 8-K/A to file an Amendment to the Pooling and Servicing Agreement.

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) June 7, 2000


STRUCTURED ASSET MORTGAGE INVESTMENTS INC. (as seller under a Pooling and Servicing Agreement dated as of May 1, 1998 providing for, inter alia, the issuance of Mortgage Pass-Through Certificates, Series 1998-6)


                   Structured Asset Mortgage Investments Inc.
                   ------------------------------------------
             (Exact name of registrant as specified in its charter)

         DELAWARE                   333-51279            13-3633241
----------------------------        ----------           ----------
(State or Other Jurisdiction        (Commission          (I.R.S. Employer
of Incorporation)                   File Number)         Identification No.)


245 Park Avenue
New York, New York                                   10167
------------------                                   -----
(Address of Principal                                (Zip Code)
Executive Offices)


Registrant's telephone number, including area code, is (212) 272-2000

================================================================================

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         ------------------------------------------------------------------

                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits:

                  1. Amendment No. 1, dated June 7, 2000 to the Pooling and Servicing Agreement, dated as of May 1, 1998 among Structured Asset Mortgage Investments Inc., as seller, EMC Mortgage Corporation, as master servicer and State Street Bank and Trust Company, as trustee.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     STRUCTURED ASSET MORTGAGE INVESTMENTS INC.


                                     By:   /s/ Joseph Jurkowski
                                          ---------------------------
                                     Name:     Joseph Jurkowski, Jr.
                                     Title:    Vice President


Dated: June 7, 2000

                                  EXHIBIT INDEX


            Item 601 (a) of          Sequentially
Exhibit     Regulation S-K           Numbered
Number      Exhibit No.              Description                        Page
------      -----------              -----------                        ----

1              4                     Amendment No. 1 to the                5
                                     Pooling and Servicing
                                     Agreement

                                    EXHIBITS